Exhibit 99.1

Azitra Announces Adjournment of 2026 Annual Meeting and Information for Reconvened Meeting

BRANFORD, Conn. – June 4, 2026 - Azitra, Inc. (NYSE American: AZTR), a clinical stage biopharmaceutical company focused on developing innovative therapies for precision dermatology, today announced its 2026 Annual Meeting, originally scheduled for and convened on June 4, 2026, has been adjourned until June 15, 2026, at 11:00 a.m. Eastern Time, because the Company did not have a sufficient number of shares of the Company’s common stock present virtually or represented by proxy at the 2026 Annual Meeting to constitute a quorum and to provide stockholders additional time to review the proxy materials and vote at the 2026 Annual Meeting on the proposals outlined below and described in the Company’s definitive proxy statement for the 2026 Annual Meeting filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 8, 2026 (the “Annual Meeting Proxy Statement”).

A quorum would have been present if shares representing 33 1/3% of the common stock outstanding and entitled to vote were present at the 2026 Annual Meeting virtually or represented by proxy. At the time the 2026 Annual Meeting was adjourned, proxies had been submitted by stockholders representing approximately 17% of the outstanding shares of stock entitled to vote, so a quorum did not exist.

The 2026 Annual Meeting will be reconvened on June 15, 2026, at 11:00 a.m. Eastern Time and will continue to be held in a virtual format. Stockholders will be able to listen and participate in the virtual annual meeting, as well as vote and submit questions during the live webcast of the meeting by visiting www.proxydocs.com/AZTR and entering the control number included in their proxy card.

Stockholders of record at the close of business on April 24, 2026, which was the record date for the original 2026 annual meeting, will be entitled to attend and vote at the annual meeting. The Board of Directors and management of the Company request that stockholders as of the record date consider and submit their proxies as soon as possible on the meeting proposals, but no later than June 15, 2026, at 10:59 a.m. Eastern Time. The Board of Directors and management of the Company likewise request that beneficial owners contact their bank or broker to ensure that they have provided voting instructions.

Stockholders who have previously submitted their proxy and who do not want to change their vote need not take any action.

As described in the Annual Meeting Proxy Statement, prior to the Reconvened Annual Meeting, stockholders may use one of the following simple methods to vote their shares or change their previously submitted vote no later than June 15, 2026, at 10:59 a.m. Eastern Time with respect to the proposals:

●	By mail. Complete and mail the proxy card in the postage prepaid envelope. If you return your signed proxy card to us before the Reconvened Annual Meeting, we will vote your shares as you direct. If you sign the proxy card but do not specify how you want your eligible shares voted, they will be voted as recommended by our Board.

●	Over the Internet. To submit a proxy to vote your shares through the Internet, go to www.proxypush.com/AZTR to complete an electronic proxy card. You will be asked to provide the control number from the proxy card delivered to you.

●	By telephone. To submit a proxy to vote your shares telephonically, please call the toll-free number listed on your proxy card and follow the instructions provided.

Votes must be received by 10:59 a.m. Eastern Time on June 15, 2026, to be counted. After this time, votes can only be cast during the Reconvened Annual Meeting on June 15, 2026, at 11:00 a.m. Eastern Time at www.proxydocs.com/AZTR.

About Azitra

Azitra, Inc. is a clinical stage biopharmaceutical company focused on developing innovative therapies for precision dermatology. The Company’s lead program, ATR-12, uses an engineered strain of S. epidermidis designed to treat Netherton syndrome, a rare, chronic skin disease with no approved treatment options. Netherton syndrome may be fatal in infancy with those living beyond a year having profound lifelong challenges. The ATR-12 program includes a Phase 1b clinical trial in adult Netherton syndrome patients. ATR-04, Azitra’s additional advanced program, utilizes another engineered strain of S. epidermidis for the treatment of EGFR inhibitor (“EGFRi”) associated rash. Azitra has received Fast Track designation from the FDA for EGFRi associated rash, which impacts approximately 150,000 people in the U.S. Azitra has an open IND for its ATR-04 program in patients with EGFRi associated rash. The ATR-12 and ATR-04 programs were developed from Azitra’s proprietary platform of engineered proteins and topical live biotherapeutic products that includes a microbial library comprised of approximately 1,500 bacterial strains. The platform is augmented by artificial intelligence and machine learning technology that analyzes, predicts, and helps screen the library of strains for drug like molecules. Azitra is also developing its proprietary filaggrin protein and peptide technologies for the consumer, cosmeceutical market. The new initiative is the first amongst others, which aims to leverage Azitra’s microbial genetic engineering platform to manufacture innovative proteins and peptides for the cosmetic and research markets.  For more information, please visit https://azitrainc.com.

Forward-Looking Statements

This press release contains “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. In some cases, you can identify forward-looking statements by terms such as “believe,” “can,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “plan,” “potential,” “predict,” “should,” “will,” “would,” or the negative of these terms and similar expressions intended to identify forward-looking statements. These forward-looking statements include statements related to the meeting proposals, the timing and the outcome of the Reconvened Annual Meeting, matters described above, the parties’ expectations and related matters. Azitra cautions readers that forward-looking statements are based on management’s expectations and assumptions as of the date of this press release and are subject to certain risks and uncertainties that could cause actual results to differ materially and adversely from those expressed in, or implied by, these forward-looking statements, including, but not limited to, the timing of the Reconvened Annual Meeting. These and other risks and uncertainties are described more fully in the sections titled “Risk Factors” and “Cautionary Notice” in the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed with the SEC. Forward-looking statements reflect the Company’s analysis only on their stated date, and Azitra undertakes no obligation to update or revise these statements except as may be required by law.

Additional Information and Where to Find It

In connection with the solicitation of proxies, on May 8, 2026, Azitra filed the 2026 Annual Meeting Proxy Statement with the SEC with respect to the 2026 Annual Meeting. Promptly after filing the 2026 Annual Meeting Proxy Statement with the SEC, Azitra mailed the 2026 Annual Meeting Proxy Statement and a proxy card to each stockholder entitled to vote at the 2026 Annual Meeting to consider the proposals. STOCKHOLDERS ARE URGED TO READ THE 2026 ANNUAL MEETING PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT AZITRA HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the 2026 Annual Meeting Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Azitra with the SEC in connection with the proposals at the SEC’s website (http://www.sec.gov) or at the Company’s investor relations website (https://ir.azitrainc.com/financial-information/sec-filings). The information provided on, or accessible through, our website is not part of this communication, and therefore is not incorporated herein by reference.

Contact

Norman Staskey

Chief Financial Officer

staskey@azitrainc.com

Investor Relations

Tiberend Strategic Advisors, Inc.

David Irish

231-632-0002

dirish@tiberend.com

Media Relations

Tiberend Strategic Advisors, Inc.

Casey McDonald

646-577-8520

cmcdonald@tiberend.com